ITEM 15. EXHIBITS, CONSOLIDATED FINANCIAL STATEMENTS, AND FINANCIAL STATEMENT SCHEDULES
B. Documents Filed as Part of the Report

        4.  Instruments Defining The Rights Of Security Holders
________________________________________________________________________________

                        BOARD OF DIRECTORS' RESOLUTIONS

                REGARDING THE ISSUANCE OF CORPORATE SECURITIES,

                         AND CHANGE IN FISCAL YEAR END

                                       OF

                           AMQUEST INTERNATIONAL, LTD.

      A special meeting of the Board of Directors of AMQUEST INTERNATIONAL, LTD. was held at the following time, date and location, in order to approve certain resolutions regarding the issuance of corporate securities:

Time:      9:AM
Date:      October 2, 1996
Location:  4901 NW 17th Way, Suite 405, Fort Lauderdale, Florida 33309.

      The President of the Corporation, Mr. David A. Morgenstern, called the meeting or order, and Ms. Bernadette Stevens, acting as the Secretary of the Corporation, took the minutes of the meeting.

      The Secretary reported that there was present, in person holders of a sufficient number of issued and outstanding common shares of the corporation necessary to constitute a quorum and to transact business.

      After a duly made and seconded motion, and after due deliberation, the following resolutions were adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the common stock of the corporation entitled to vote, and the Board of Directors:


RESOLVED, that Article Four of the Articles of Incorporation of the company states the following:

                       ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less that par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

FURTHER RESOLVED, that the Officers and Directors of the Corporation have been, throughout 1996, been authorized and empowered to issue the following securities, relative to Article Four. (CAPITAL STOCK) of the Company's Articles of Incorporation, as amended:

1. DEBENTURE UNITS

RESOLVED THAT, the Company intends to offer convertible debt securities, called "Debenture Units," as exempt and unregistered securities.

Description of Debenture Units (the "Debenture Units"):

      (a)   They will not bear a CUSIP number.

      (b) They will contain a two-year term, 6% Convertible Subordinated Debenture, purchased at par, which has limited redemption rights for the Company.

      (c) They will contain five thousand (5,000) detachable, two-year Class A Warrants, which are exercisable into common shares at the rate of $7.50 per share.

      (d) They will Each contain a Dividend Payment. The six (6%) percent dividend is payable in cash or common stock, at the Company's option, quarterly after issuance, or at the time of conversion or redemption;

      (e) They will have Conversion Rights: The holder may convert an equivalent of $50,000 of the Debenture into common stock after 90 days, and then $50,000 after 120 days, at the rate of 80% of the previous five-day average trailing closing bid price, prior to the receipt date of the holder's Notice of Conversion.

      (f) At any time after one (1) year, the Company has the Option to require conversion at 80% of the then previous five-day average closing bid price, prior to the date of the Company's conversion call; and (iii) Redemption Rights: If the five-day trailing closing bid price preceding the date of the Holder's Conversion Notice is below $2.50 per share, upon receipt of the Holder's conversion notice, the Company may elect, in lieu of conversion, to redeem the Debenture for cash at 115% of its face value plus accrued interest.

RESOLVED THAT, the Company is, by majority vote of the Board of Directors, authorized to issue up to One Thousand (1,000) Debenture Units, since October 1, 1996.

2. Series "B" Preferred Shares Certificates

RESOLVED THAT, the Company, in order to raise $200 million in capital for targeted acquisitions and to further capitalize its mutual funds, The Amquest Matrix Funds, Inc., plans sell in One Hundred Million (100,000,000) Series "B" Preferred Shares.

Description of the Series "B" Preferred Shares Certificates

      (a)   They will bear the CUSIP # 032149 30 4.
      (b) They will be styled as exempt and unregistered redeemable convertible equity securities.
      (c) They will be issued in One Million (1,000,000) Share denomination certificates.
      (d)   They will have a total redemption face value of $550 million.
      (e) They will be issued as convertible securities, at the Option of the Holder, on a 1:1 basis to Amquest Common Shares, at a price of $18.50 per share.
      (f) They will have a sales price based upon a mid-month, 10-day floating average bid price of the Company's Common Stock.
      (g) They will be offered at the original issue discount of 40, redeemable in part or all by the Company on April 1, 2007 at par, or at the Company's option, on April 1, 2002 at 52.

RESOLVED THAT, the Company is, by majority vote of the Board of Directors, authorized to issue up to One Hundred (100) Series "B" Preferred Certificates, since October 1, 1996.

RESOLVED THAT, the Company, by majority vote of the Board of Directors, has under consideration changing the fiscal year end of the Company from July 31, to December 31. The decision to change the year end to December 31, is hereby approved, unless voted to disapprove, effective December 1, 1996.

      The vote on the above resolutions, the Secretary reported, showed that over 66 2/3% percent of the issued and outstanding common shares of the corporation entitled to vote had been cast in favor of the resolutions and that non (0) shares of the issued and outstanding common shares of the corporation entitled to vote had been voted against the resolutions.

      The President then announced that the resolutions had been duly adopted by the holders of a majority of the issued and outstanding common shares of the corporation entitled to vote on the resolutions and that such majority was sufficient to transact the business of the meeting.

      There being no further business, upon a duly made and seconded motion the meeting was adjourned.



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary

                            SHAREHOLDERS' RESOLUTION

               APPROVING AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           AMQUEST INTERNATIONAL, LTD.


      WHEREAS, the Board of Directors of AMQUEST INTERNATIONAL, LTD., has voted in favor of the resolutions as set forth below, and

      WHEREAS, the majority of the shareholders of AMQUEST INTERNATIONAL, LTD., by this resolution do approve of the resolutions proposed by the directors and set our below, it is hereby:

RESOLVED, that Article Four of the Articles of Incorporation is amended and now provides that:

                         ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.


FURTHER RESOLVED, that the Officers and Directors of the Corporation are authorized and empowered to enter into a banking relationship with Credit Suisse of Zug, Switzerland for both Corporate and Safekeeping accounts.

FURTHER RESOLVED, that the resignation of Robert Alvarez as sole Director of the company, effective February 1, 1996, was accepted on that date, but such was not previously recorded.

FURTHER RESOLVED, that the sole Director of the Company, and Chairman of the Executive Committee is David A. Morgenstern, since February 1, 1996, and the further appointment of the following additional named individuals elected to serve, effective June 21, 1996, as Directors of the Corporation shall be also:
John Cavaiuolo, Bruce S. Eagleson and James M. Krupinski.

FURTHER RESOLVED, that Ms. Bernadette Stevens is appointed to the Office of Secretary from the date of April 1, 1996. From February 1, 1996 through November 1, 1996, Mr. Jeffrey A. Vanderpol is appointed Assistant Secretary with all rights accorded the Office of the Secretary when necessary to act in the absence of the Ms. Stevens. Such was not previously recorded.

FURTHER RESOLVED, that the resignation of Mr. Vanderpol as the Assistant (Acting) Secretary of the Company will be effective November 1, 1996.

FURTHER RESOLVED, that the shareholders by this resolution do hereby authorize and direct the Chairperson and Secretary of this meeting to make, execute and acknowledge a sealed certificate of the Corporation setting out the above resolution amending the Articles of Incorporation of the Corporation and to do everything necessary for the certificate to be filed with the appropriate State office.

FURTHER RESOLVED, that, once the amendment has been filed and recorded with the appropriate State office, duplicate copies of the amendment as returned by the appropriate State official shall be attached to the minutes of this meeting.

      IN WITNESS THEREOF, I have affixed by name as acting Secretary OF AMQUEST INTERNATIONAL, LTD. and have attached the seal of the corporation to this Resolution.

Dated: October 1, 1996



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary




(SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING

                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           AMQUEST INTERNATIONAL, LTD.


      WHEREAS, the shareholders of AMQUEST INTERNATIONAL, LTD. have given their written consent authorization for the resolutions as set forth below, and

      WHEREAS, the written consent of the shareholders is now on file in the Corporation's minute book, the Board of Directors of AMQUEST INTERNATIONAL, LTD, has hereby:

      RESOLVED, that Article Four of the Articles of Incorporation is amended and now provides that:

                       ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less that par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

FURTHER RESOLVED, that the Officers and Directors of the Corporation are authorized and empowered to enter into a banking relationship with Americas International Bank Corporation, Ltd. (Bahamas), Firstar Trust Company (USA), Citibank (USA), Credit Suisse, Zug, Switzerland, ING Bank (Geneva and Zurich, Switzerland) and ING Bank (Rio de Janeiro, Sao Paulo, Brazil), for both Corporate and Safekeeping accounts.

FURTHER RESOLVED, that the resignation of Robert Alvarez as sole Director of the company, effective February 1, 1996, was accepted on that date, but such was not previously recorded.

FURTHER RESOLVED, that the sole Director of the Company, and Chairman of the Executive Committee is David A. Morgenstern, since February 1, 1996, and the further appointment of the following additional named individuals elected to serve, effective June 21, 1996, as Directors of the Corporation shall be also:
John Cavaiuolo, Bruce S. Eagleson and James M. Krupinski.

FURTHER RESOLVED, that Ms. Bernadette Stevens is appointed to the Office of Secretary from the date of April 1, 1996. From February 1, 1996 through November 1, 1996, Mr. Jeffrey A. Vanderpol is appointed Assistant Secretary with all rights accorded the Office of the Secretary when necessary to act in the absence of the Ms. Stevens. Such was not previously recorded,

FURTHER RESOLVED, that the resignation of Mr. Vanderpol as the Assistant (Acting) Secretary of the Company will be effective November 1, 1996.

      The undersigned, Bernadette Stevens, certifies that I am the duly appointed Secretary of AMQUEST INTERNATIONAL, LTD. and that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on October 1, 1996, and that such resolutions are now in full force and effect.


      IN WITNESS THEREOF, I have affixed my name as acting Secretary of AMQUEST INTERNATIONAL, LTD. and have attached the seal of the Corporation to this Resolution.

Dated: October 1, 1996.



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary




(SEAL)

                         BOARD OF DIRECTORS' RESOLUTION
               ADVISING OF AMENDMENT TO ARTICLES OF INCORPORATION

                           AMQUEST INTERNATIONAL, LTD.

      By a duly made and seconded motion, a majority of the Directors of the Board of Directors of AMQUEST INTERNATIONAL, LTD., a Nevada Corporation, voted to adopt the following resolution:

      RESOLVED, that the Board of Directors of AMQUEST INTERNATIONAL, LTD. considers it in the best interests of the Corporation to amend Article Four of the Articles of Incorporation to read as follows:

                         ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less that par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

FURTHER RESOLVED, that the Officers and Directors of the Corporation are authorized and empowered to enter into a banking relationship with Americas International Bank Corporation, Ltd. (Bahamas), Firstar Trust Company (USA), Citibank (USA), Credit Suisse, Zug, Switzerland, ING Bank (Geneva and Zurich, Switzerland) and ING Bank (Rio de Janeiro, Sao Paulo, Brazil), for both Corporate and Safekeeping accounts and with Credit Suisse of Zug, Switzerland for both Corporate and Safekeeping accounts.

FURTHER RESOLVED, that the resignation of Robert Alvarez as sole Director of the company, effective February 1, 1996, was accepted on that date, but such was not previously recorded.

FURTHER RESOLVED, that the sole Director of the Company, and Chairman of the Executive Committee is David A. Morgenstern, since February 1, 1996, and the further appointment of the following additional named individuals elected to serve, effective June 21, 1996, as Directors of the Corporation shall be also:
John Cavaiuolo, Bruce S. Eagleson and James M. Krupinski.

FURTHER RESOLVED, that Ms. Bernadette Stevens is appointed to the Office of Secretary from the date of April 1, 1996. From February 1, 1996 through November 1, 1996, Mr. Jeffrey A. Vanderpol is appointed Assistant Secretary with all rights accorded the Office of the Secretary when necessary to act in the absence of the Ms. Stevens. Such was not previously recorded,

FURTHER RESOLVED, that the resignation of Mr. Vanderpol as the Assistant (Acting) Secretary of the Company will be effective November 1, 1996.

      And it is FURTHER RESOLVED, that the President of the Corporation call a special meeting of the Corporation's shareholders, to be held at the principal offices of the corporation on October 1, 1996 at 9 AM, to consider and vote upon the above resolutions, and the President of the Corporation is hereby directed to require the Secretary of the Corporation to give notice of the special meeting to shareholders in accordance with the Articles and Bylaws of this Corporation.

      The undersigned, Bernadette Stevens, certifies that I am the duly appointed Secretary of Amquest International, Ltd. and that the above is a true and correct copy of a resolution duly adopted at a meeting of the Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on September 15, 1996 and that such resolution is now in full force and effect.

      IN WITNESS THEREOF, I have affixed my name as acting Secretary of AMQUEST INTERNATIONAL, LTD. and have attached the seal of the Corporation to this Resolution.

Dated: September 15, 1996.



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary




(SEAL)

                           AMQUEST INTERNATIONAL, LTD.
                             (A Nevada Corporation)

                        CONSENT OF MAJORITY SHAREHOLDERS
                            IN LIEU OF ANNUAL MEETING

                                 January 6, 1997

The undersigned, being the Majority Shareholders of AMQUEST INTERNATIONAL, LTD., a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as o the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, the John Cavaiuolo, David Morgenstern, Bruce Eagleson and James Krupinski are hereby elected to the Board of Directors of the Corporation, to serve in such capacity until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholders in Lieu of Annual Meeting is executed as of the 6th day of January, 1997.

MAJORITY SHAREHOLDERS:

-------------------------------------------------------------------------------
Name                           No. of    Authorized       % of Total
                               Shares    Signature        Outstanding Shares
-------------------------------------------------------------------------------
Kinsman, Merchant &            15,850,000                                42.4%
Associates, Inc.

Acajou Holdings, Ltd. (in      4,750,000                                 12.7%
AIBC Trust)

Geneva Ventures, Ltd.          6,400,000                                 17.1%

AIBC (Ribas Family Trust)      4,000,000                                 10.7%
                              ----------                               ------
   Subtotal, Majority
     Shareholders             31,000,000                                82.90%

Total Current Outstanding     37,415,000                               100.00%
                              ==========                               ======

* also 10,000,000 Series "A" Preferred Shares

 Executed on this, the 6th day of January, 1997.

                           AMQUEST INTERNATIONAL, LTD.
                             (A Nevada Corporation)

                CONSENT OF DIRECTORS IN LIEU OF ANNUAL MEETING

                                 January 6, 1997

The undersigned, being all of the Directors of AMQUEST INTERNATIONAL, LTD., a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of call, notice of time, place, objets and purposes of the annual meeting of the Directors of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

      1. ELECTION OF OFFICERS. RESOLVED, that David Morgenstern be, and hereby is, elected to the office of President, and be the Managing Director of the Board, and Bernadette Stevens be, and hereby is, elected to the offices of Secretary and Treasurer of the Corporation, to serve in such positions until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

      2. RATIFICATION OF ACTIONS. FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for an on behalf of the corporation since the last meeting of the Board of Directors of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this consent of Directors in Lieu of Annual Meeting is executed this 6th day of January, 1997.

DIRECTORS:

s/s John Cavaiuolo
-------------------------------------------------------
John Cavaiuolo, Chairman of the Board

s/s David A. Morgenstern
-------------------------------------------------------
David Morgenstern, Managing Director of the Board

s/s Bruce Engleson
-------------------------------------------------------
Bruce Eagleson, Director

s/s James Krupinski
-------------------------------------------------------
James Krupinski, Director

RECTORS:
s/s John Cavaiuolo
-------------------------------------------------------
John Cavaiuolo, Chairman of the Board

                         BOARD OF DIRECTORS' RESOLUTIONS

                REGARDING THE ISSUANCE OF CORPORATE SECURITIES

                                       OF

                           AMQUEST INTERNATIONAL, LTD.


      A special meeting of the Board of Directors of AMQUEST INTERNATIONAL, LTD. was held at the following time, date and location:

Time:      9:AM
Date:      July 2, 1996
Location:  4901 NW 17th Way, Suite 405, Fort Lauderdale, Florida 33309.

      The President of the Corporation, Mr. David A. Morgenstern, called the meeting or order, and Ms. Bernadette Stevens, acting as the Secretary of the Corporation, took the minutes of the meeting.

      The Secretary reported that there was present, in person holders of a sufficient number of issued and outstanding common shares of the corporation necessary to constitute a quorum and to transact business.

      After a duly made and seconded motion, and after due deliberation, the following resolutions were adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the common stock of the corporation entitled to vote, and the Board of Directors:


RESOLVED, that Article Four of the Articles of Incorporation of the company states the following:

                       ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less that par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

FURTHER RESOLVED, that the Officers and Directors of the Corporation have been, throughout 1996, been authorized and empowered to issue the following securities, relative to Article Four. (CAPITAL STOCK) of the Company's Articles of Incorporation, as amended:

1. Preferred Growth Series Program
RESOLVED THAT, in order to further attract the investment capital of private non-US institutional investors, as such term is defined by the Securities and Exchange Commission, ("SEC"), who seek US dollar denominated securities in world markets, the Company hereby defined as an investment instrument, called Series "A1A" Units.

Description of Series "A1A" Units (the "Units"):

(a)   They bear the CUSIP #032149 60 1 (the "Units").

(b) On July 1, 1996, the Company began offering these Units in foreign markets, and by October, 1996, formalized their on-going sale under the investment program name "Preferred Growth Series Program." (the "Program").

(c) Each Unit contains 20,000 Series "A" Preferred Shares , CUSIP #032149 20 5, which are convertible, at the Option of the Holder on or after August 30, 1999 on a 1:1 basis to Amquest Common Shares. The Series "A" Preferred Shares are redeemable, if not previously converted to Common Shares, on August 30, 2006, for $50.00 per Share, or $1,000,000 USD.

(d) Each Unit also contains one (1) Fixed Income Coupon (the "Coupon") which provides a fixed rate of return on an assumed $500,000 purchase price per Unit, which is 50% of Redemption Face Value. This coupon has a two (2) year maximum term, with a Face Value of $80,000, issued in the form of 8,000 Common Shares which are held in the Holder's Managed Account in the Amquest Matrix Trust, Inc. (The "Trust"). Registering the 8,000 Common Shares, CUSIP #032149 10 6, for the benefit of supporting the payment of the Coupon is the Company's obligation. The Coupon is to be paid in four
      (4) quarterly installments, whereby the first Coupon payment of $20,000 would be made at the end of Year Two's second quarter, and then each quarter thereafter, through to the end of the first quarter of Year Three following purchase.

All or part of the Coupon payments are reinvested into the Program so that the Coupon is paid from the gains achieved by trading the 8,000 Common Shares over the course of the two (2) years, and by reinvesting these proceeds until the entire $80,000 to pay the Coupon is generated for the investor's benefit.

The Units are designed to individually function like micro mutual funds, so that, by doing so, they would mimic the planned portfolios of the Company's Amquest Matrix Funds, Inc. ("Growth, Income, and Total Return") in a single asset allocation investment and thereby create a new marketing method for mutual fund investments. This new marketing approach was designed to bring capital and assets under management into the Company and into its mutual funds. The Unit offers a blend of a redeemable or convertible equity investment that provides "Growth" in principal over time, and it has a fixed income coupon that provides on-going current "Income".

The salient distinction of the Series "A1A" Unit is its Managed Account Subscription (the "Account"). Participation in the Program is limited to those institutions willing to open mandatory, four-year duration investment account, the term of which is renewable thereafter in one (1) year increments. These Accounts are established in The Amquest Matrix Trust, Ltd. (The "Trust"), managed by Amquest Advisors, LLC, a Registered Investment Advisor, under the United States Investment Company Act of 1940. Capital raised from the sale of the Units is invested through the use of a managed investment ("Total Return") account whereby 50% of the funds raised in the Unit are allotted to the Company's working capital requirements, including the payment of commissions and offering expenses; while the other 50% must be held in reserve by the Company in its mutual funds, The Amquest Matrix Funds, Inc, for diversified asset management, until such time as the Company's Common Stock trading price exceeds $15.00 per Share.

The purpose of the Managed Account is twofold: 1) to gradually shift the investor's capital from an investment in a single equity, namely, Amquest corporate securities, to 50% of the initial principal and the gains thereon being placed into the Amquest Matrix Funds, the Company's mutual funds, and 2) to protect the Company from sell off typical to Regulation S transactions.
                                       97

This method, which operates as a reinvestment engine for the benefit of the investor, is managed by the Amquest Matrix Trust, Ltd. (Bahamas), (the "Trust"), a separate custodial fiduciary operating for the benefit the Company but as a Third Party Administrator (TPA). The purpose of the Trust is to serve the institutional investor by providing a diversified "Total Return" portfolio while providing significant limitations on the open market trading for a period of four (4) years in such a manner that the Company's Common Share price cannot be adversely effected. The Trust also has the discretion to invest a portion of the capital directly into the Company's Bond (Debt Equity) Instruments or other such investments which serve to protect principal.

The Series "A1A" Units have been, and will be issued, pursuant to Regulation S (or other) exemptions from registration under the Securities Act of 1933 (the "Act") and have not been registered. In the Program, the Company reserves the right to make adjustments in the percentages in the issuance of the common portion provided, versus the number convertible Series "A" Preferred Shares issued, in the Units, for the purposes of customizing the investment objectives of these institutions. This notwithstanding, the total number of Shares conveyed in each Series "A1A" Unit remains the same, whether they are Common Shares or Series "A" Preferred Shares, at 28,000 Shares per Series "A1A" Unit.

RESOLVED THAT, the Company is, by majority vote of the Board of Directors, hereby authorized to issue up to Five Thousand (5,000) Series "A1A" Units, Five Hundred (500) since July 1, 1996, and then the remainder, since October 2, 1996.

      The vote on the above resolutions, the Secretary reported, showed that over 66 2/3% percent of the issued and outstanding common shares of the corporation entitled to vote had been cast in favor of the resolutions and that non (0) shares of the issued and outstanding common shares o f the corporation entitled to vote had been voted against the resolutions.

      The President then announced that the resolutions had been duly adopted by the holders of a majority of the issued and outstanding common shares of the corporation entitled to vote on the resolutions and that such majority was sufficient to transact the business of the meeting.

      There being no further business, upon a duly made and seconded motion the meeting was adjourned.



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary

                         BOARD OF DIRECTORS' RESOLUTIONS

                REGARDING THE ISSUANCE OF CORPORATE SECURITIES

                                       OF

                           AMQUEST INTERNATIONAL, LTD.

      A special meeting of the Board of Directors of AMQUEST INTERNATIONAL, LTD. was held at the following time, date and location, in order to approve certain resolutions regarding the issuance of corporate securities:

Time:     9:AM
Date:     January 30, 1996
Location:  4901 NW 17th Way, Suite 405, Fort Lauderdale, Florida 33309.

      The President of the Corporation, Mr. David A. Morgenstern, called the meeting or order, and Ms. Bernadette Stevens, acting as the Secretary of the Corporation, took the minutes of the meeting.

      The Secretary reported that there was present, in person holders of a sufficient number of issued and outstanding common shares of the corporation necessary to constitute a quorum and to transact business.

      After a duly made and seconded motion, and after due deliberation, the following resolutions were adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the common stock of the corporation entitled to vote, and the Board of Directors:


RESOLVED, that Article Four of the Articles of Incorporation of the company states the following:

                       ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $100,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A": 10,000,000 shares; Series "B": 10,000,000 shares; Series "C": 9,990,000 shares; and Series "D":
10,000 shares)., for a total capitalization of $30,000.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less that par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

FURTHER RESOLVED, that the Officers and Directors of the Corporation have been, throughout 1996, been authorized and empowered to issue the following securities, relative to Article Four. (CAPITAL STOCK) of the Company's Articles of Incorporation, as amended:

1. SERIES "A" UNIT FOUNDER'S OFFERING.
RESOLVED THAT, beginning in January, 1996, the Company, offered for sale Series "A" Units ("Units") at $12,500 per Unit, in a transaction exempt from registration under Regulation D, of the Securities Act of 1933, as amended (the "ACT"). Each of these Units contain 5,000 Common Shares and 5,000 Class A Warrants.

Description of Class A Warrants (the "Warrants"):

      (a)   They bear the CUSIP # 032149 11 4.
      (b)   They are exercisable into Common Shares at $7.50 per common share.
      (c)   They are detachable from the Common Shares.
      (d) They have an exercise period of up to four (4) years from the date of their individual issuance.
      (e)   The Company can redeem them at $.10 per Class A Warrant  upon thirty
            (30) days written notice.
      (f) The Holder may exercise any of the Class A Warrants called during this thirty-day period prior to them being redeemed.

RESOLVED THAT, the Company is, by majority vote of the Board of Directors, authorized to issue up to One Thousand (1,000) Series "A" Units, and up to Five Million (5,000,000) Class A Warrants, as a separate security, since January 15, 1996. The Class A Warrants are being issued under the authority of the Board of Directors to issue common stock under Article Four (CAPITAL STOCK).

      The vote on the above resolutions, the Secretary reported, showed that over 66 2/3% percent of the issued and outstanding common shares of the corporation entitled to vote had been cast in favor of the resolutions and that non (0) shares of the issued and outstanding common shares o f the corporation entitled to vote had been voted against the resolutions.

      The President then announced that the resolutions had been duly adopted by the holders of a majority of the issued and outstanding common shares of the corporation entitled to vote on the resolutions and that such majority was sufficient to transact the business of the meeting.

      There being no further business, upon a duly made and seconded motion the meeting was adjourned.



                                                  Bernadette Stevens
                                                  ------------------------
                                                  Bernadette Stevens
                                                  Secretary

                            SHAREHOLDERS' RESOLUTION
                APPROVING AMENDMENT TO ARTICLES OF INCORPORATION
                     INTERNATIONAL MERGITECH VENTURES, LTD.


WHEREAS, the Board of Directors of INTERNATIONAL MERGITECH VENTURES, LTD. has voted in favor of the resolutions as set forth below, and

AS, the shareholders of INTERNATIONAL MERGITECH VENTURES, LTD. by this resolution do approve of the resolutions proposed by the directors and set out below, it is hereby:

RESOLVED, that Article One of the Articles of Incorporation is amended and now provides that:


                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is AMQUEST INTERNATIONAL, LTD.

IT IS FURTHER RESOLVED, that the shareholders by this resolution do hereby authorize and direct the Chairperson and Secretary of this meeting to make, execute and acknowledge a sealed certificate of the Corporation setting out the above resolution and to do everything necessary for the certificate to be filed with the appropriate State office.

IT IS FURTHER RESOLVED, that, once the amendment has been filed and recorded with the appropriate State office, duplicate copies of the amendment as returned by the appropriate State official shall be attached to the minutes of this meeting.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MERGITECH VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.

Dated:  January 29, 1996.


--------------------------------
Secretary

(SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING
                     AMENDMENT TO ARTICLES OF INCORPORATION

                     INTERNATIONAL MERGITECH VENTURES, LTD.


WHEREAS, the shareholders of INTERNATIONAL MERGITECH VENTURES, LTD. have given their written consent authorization for the resolution as set forth below, and

WHEREAS, the written consent of the shareholders is now on file in the Corporation's minute book, the Board of Directors of INTERNATIONAL MERGITECH VENTURES, LTD. has hereby: RESOLVED, that Article One of the Articles of Incorporation is amended and now provides that:

                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is AMQUEST INTERNATIONAL, LTD..

The undersigned, Robert Alvarez, certifies that I am the duly appointed Secretary of INTERNATIONAL MERGITECH VENTURES, LTD. and that the above is a true and correct copy of a resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on January 29, 1996, and that such resolution is now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MERGITECH VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.



Dated:  January 29, 1996.


Robert Alvarez
-------------------------------
Secretary



(SEAL)

                         BOARD OF DIRECTORS' RESOLUTION
               ADVISING OF AMENDMENT TO ARTICLES OF INCORPORATION

                     INTERNATIONAL MERGITECH VENTURES, LTD.


By a duly made and seconded motion, a majority of the directors of the Board of Directors of INTERNATIONAL MERGITECH VENTURES, LID., voted to adopt the following resolution:

RESOLVED, that the Board of Directors of International Mergitech Ventures, Ltd. considers it in the best interests of the Corporation to amend Article One of the Articles of Incorporation to read as follows:

                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is AMQUEST INTERNATIONAL, LTD.


And it is FURTHER RESOLVED, that the President of the Corporation call a special meeting of the Corporation's shareholders, to be held at the principal offices of the corporation on January 29, 1996 at 9AM to consider and vote upon the above resolution, and to obtain the written consent for the above resolution of stockholders holding at least a majority of the voting power of the issued and outstanding stock, and the President of the Corporation is hereby directed to require the Secretary of the Corporation to give notice of the special meeting to shareholders in accordance with the Articles and Bylaws of this Corporation.

The undersigned, Robert Alvarez, certifies that I am the duly appointed Secretary of INTERNATIONAL MERGITECH VENTURES, LTD. and that the above is a true and correct copy of a resolution duly adopted at a special meeting of the directors thereof, duly held and convened in accordance with law and the Bylaws of said Corporation on January 14, 1996, and that such resolution is now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MERGITECH VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.

Dated:  January 14, 1996.

Robert Alvarez
--------------------------------
Secretary



 (SEAL)

                     INTERNATIONAL MERGITECH VENTURES, LTD.
                             (A Nevada Corporation)

           UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF ANNUAL MEETING

                                 January 1, 1996

The undersigned, being all of the Directors of International Mergitech Ventures, Ltd., a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby

1. ELECTION OF OFFICERS. RESOLVED, that Robert Alverez be, and hereby is, elected to the offices of President, Secretary, and Treasurer of the Corporation, to serve in such positions until his successors are elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

2. RATIFICATION OF ACTIONS. FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation, for an on behalf of the Corporation since the last annual meeting of the Board of Directors of the Corporation and hereby ratified, approved and adopted as the acts of the Corporation.

3. REPORT TO SHAREHOLDERS. The Board of Directors and Officers of the Corporation reported that they have been advised by the Shareholders of the Corporation that the control interest of the common capital stock of the Corporation has been sold by Associates Consulting Group, a Nevada Corporation, to Kinsman, Merchant & Associates, Inc., a Florida Corporation, by Agreement between the two parties dated February 3, 1995. It was further reported that a down payment has been received by Associates Consulting Group, and that Mr. Robert Alvarez would continue to serve as President, Secretary and Treasurer of the Corporation until all of the payments to be made under the agreement of sale have been made, and an escrow account has been established containing a portion of the shares to secure payment of the balance of the purchase price.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed this 1st day of January, 1996.


----------------------------------------
BOARD OF DIRECTORS:


Robert Alvarez
----------------------------------------
Robert Alvarez

                     INTERNATIONAL MERGITECH VENTURES, LTD.
                             (A Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 1, 1996

The undersigned, having the proxy for the Majority Shareholder of International Mergitech Ventures, Ltd., a Nevada Corporation (the 'Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that Robert Alvarez be, and hereby is, elected to the Board of Directors of the Corporation, to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

It was reported to the Shareholders of the Corporation that the control interest of the common capital stock of the Corporation has been sold by Associate Consulting Group, a Nevada Corporation, to Kinsman, Merchant & Associates, Inc., a Florida corporation, by Agreement between the two parties dated February 3, 1995. It was further reported that a down payment has been received by Associates Consulting Group, and that Mr. Robert Alvarez would continue to serve as President, Secretary and Treasurer of the Corporation until all of the payments to be made under the agreement of sale have been made, and an escrow account has been established containing a portion of the shares to secure payment of the balance of the purchase price.

IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 1st day of January, 1996.


MAJORITY SHAREHOLDER:


Robert Alvarez
--------------------------------
Robert Alvarez

                         BOARD OF DIRECTORS' RESOLUTION
               Advising Of Amendment To Articles Of Incorporation

                      INTERNATIONAL MEDICAL VENTURES, LTD.

By a duly made and seconded motion, a majority of the directors of the Board of Directors of INTERNATIONAL MEDICAL VENTURES, LTD., voted to adopt the following resolution:

RESOLVED, that the Board of Directors of International Medical Ventures, Ltd. considers it in the best interests of the Corporation to amend Article One of the Articles of Incorporation to read as follows:


                                    ARTICLE I
                                      NAME

The name of the corporation is INTERNATIONAL MERGITECH VENTURES, LTD.


And it is FURTHER RESOLVED, that the President of the Corporation call a special meeting of the Corporation's shareholders, to be held at the principal offices of the corporation on July 31, 1995 at 9AM to consider and vote upon the above resolution, and to obtain the written consent for the above resolution of stockholders holding at least a majority of the voting power of the issued and outstanding stock, and the President of the Corporation is hereby directed to require the Secretary of the Corporation to give notice of the special meeting to shareholders in accordance with the Articles and Bylaws of this Corporation.

The undersigned, Robert Alvarez, certifies that I am the duly appointed Secretary of INTERNATIONAL MEDICAL VENTURES, LTD. and that the above is a true and correct copy of a resolution duly adopted at a special meeting of the directors thereof, duly held and convened in accordance with law and the Bylaws of said Corporation on July 16, 1995, and that such resolution is now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MEDICAL VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.

Dated:  July 16, 1995.


--------------------------------
Secretary


(SEAL)

                            SHAREHOLDERS' RESOLUTION
                APPROVING AMENDMENT TO ARTICLES OF INCORPORATION

                      INTERNATIONAL MEDICAL VENTURES, LTD.


WHEREAS, the Board of Directors of INTERNATIONAL MEDICAL VENTURES, LTD. has voted in favor of the resolutions as set forth below, and

WHEREAS, the shareholders of INTERNATIONAL MEDICAL VENTURES, LTD. by this resolution do approve of the resolutions proposed by the directors and set out below, it is hereby:

RESOLVED, that Article One of the Articles of Incorporation is amended and now provides that:


                                    ARTICLE I
                                      NAME:

The name of the corporation is INTERNATIONAL MERGITECH VENTURES, LTD.

IT IS FURTHER RESOLVED, that the shareholders by this resolution do hereby authorize and direct the Chairperson and Secretary of this meeting to make, execute and acknowledge a sealed certificate of the Corporation setting out the above resolution and to do everything necessary for the certificate to be filed with the appropriate State office.

IT IS FURTHER RESOLVED, that, once the amendment has been filed and recorded with the appropriate State office, duplicate copies of the amendment as returned by the appropriate State official shall be attached to the minutes of this meeting.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MEDICAL VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.

Dated:  July 31, 1995.

Robert Alvarez
--------------------------------
Secretary


 (SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING
                     AMENDMENT TO ARTICLES OF INCORPORATION

                      INTERNATIONAL MEDICAL VENTURES, LTD.


WHEREAS, the shareholders of INTERNATIONAL MEDICAL VENTURES, LTD. have given their written consent authorization for the resolution as set forth below, and

WHEREAS, the written consent of the shareholders is now on file in the Corporation's minute book, the Board of Directors of INTERNATIONAL MEDICAL VENTURES, LTD. has hereby:

RESOLVED, that Article One of the Articles of Incorporation is amended and now provides that:


                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is INTERNATIONAL MERGITECH VENTURES, LTD.

The undersigned, Robert Alvarez, certifies that I am the duly appointed Secretary of INTERNATIONAL MEDICAL VENTURES, LTD. and that the above is a true and correct copy of a resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on July 31, 1995, and that such resolution is now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of INTERNATIONAL MEDICAL VENTURES, LTD. and have attached the seal of the Corporation to this Resolution.



Dated:  July 31, 1995.


--------------------------------
Secretary


 (SEAL)

                         UNANIMOUS CONSENT OF DIRECTORS

                            IN LIEU OF SPECIAL METING

                      INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned, being all of the Directors of International Medical Ventures, Ltd., a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call notice of time, place, objects and purposes of the special meeting of the Directors of the Corporation and hereby adopt by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED,  that  the  minutes  of the  Special  Meetings  of  the  Corporation's
Shareholders and Directors, dated August 12, 1994, are amended due to a reporting error, to reflect the fact that the meetings were conducted by teleconference between and among the participants of the meetings.

FURTHER RESOLVED, that the minutes of the Special Meetings of the Corporation's Shareholders and Directors, dated October 14, 1994, are amended due to a reporting error, to reflect the fact that the meetings were conducted by teleconference between and among the participants of the meetings.

FURTHER RESOLVED, that the Consent of Majority Shareholder of the Corporation, dated January 22, 1995, is amended due to a reporting error, to reflect the fact that J.L. Davis was acting as President of the Corporation for the sole and particular purpose of entering into that certain Agreement Granting Licensing Rights In Exchange For Stock dated January 1995, which agreement shall become null and void according to it's express terms on February 4, 1995 if not closed by that date, having previously resigned her positions as a Director and Officer of the Corporation effective October 14, 1994.

FURTHER RESOLVED, that the issuance from the treasury of the Corporation of 19,000,000 shares of the common capital stock of the Corporation is authorized, for issuance to Associates Consulting Group, a Texas Corporation, in lieu of payment to Associates Consulting Group of approximately $20,000.00 in expenses paid out on behalf of the Corporation by Associates Consulting Group in furtherance of the Corporations business objectives.

FURTHER RESOLVED, that the office of the Corporation are authorized and empowered to direct the Corporation's transfer agent, by letter, to issue said 19,000,000 shares of the common capital stock of the Corporation to Associates Consulting Group, as payment in full settlement of the $20,000.00 owed to it by the Corporation.

IN WITNESS THEREOF, this Unanimous Consent of Directors is executed this 25th day of January, 1995.

BOARD OF DIRECTORS:


Robert Alvarez
--------------------------------
Robert Alvarez

                         CONSENT OF MAJORITY SHAREHOLDER

                      INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned, being the Majority Shareholder of International Medical Ventures, Ltd., a Nevada Corporation (the "Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of this special meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes Sections 78.320 (2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the appointment as officers and directors of the Corporation of Todd E. Levine, Marcia Levine, Walter P. Scholler and John R. Greer were never accepted.


FURTHER RESOLVED, that Robert Alvarez is elected to the office of sole director of the Corporation, effective of even date herewith, to serve until his death, retirement, or resignation, or until his successors are chosen at the next annual meeting of the shareholders of the Corporation.


FURTHER RESOLVED, that J.L. Davis, acting as President of the Corporation for the limited purposes enumerated within this resolution, is hereby authorized and empowered of even date herewith to enter into that certain Agreement Granting Licensing Rights In Exchange For Stock between and among the Corporation, Personal Blood Storage of Memphis, Inc. and Medical Ventures, Ltd. dated January 22, 1995, which agreement shall become void by it's terms without further action of the Shareholders or Directors of the Corporation upon the failure of any party to comply with the terms of the escrow agreement incorporated therein.


IN WITNESS WHEREOF, this Consent of Majority Shareholder is executed this 22nd day of JANUARY, 1995.


Robert Alvarez
--------------------------------
Robert Alvarez
  Majority Shareholder

                         UNANIMOUS CONSENT OF DIRECTORS
                           IN LIEU OF SPECIAL MEETING

                      INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned, being all of the Directors of International Medical Ventures, Ltd., a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the special meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.3 75, the following Resolutions and each and every action effected thereby:

RESOLVED, that the appointment as officers and directors of the Corporation of Todd E. Levine, Marcia Levine, Walter P. Scholler and John R. Greer were never accepted.

FURTHER RESOLVED, that Robert Alvarez is elected to the office of sole director of the Corporation, effective of even date herewith, to serve until his death, retirement, or resignation, or until his successors are chosen at the next annual meeting of the shareholders of the Corporation.

FURTHER RESOLVED, that J.L. Davis, acting as President of the Corporation, is hereby authorized and empowered to enter into that certain Agreement Granting Licensing Rights In Exchange For Stock between and among the Corporation, Personal Blood Storage of Memphis, Inc. and Medical Ventures, Ltd. dated January 22, 1995, which agreement shall become void by it's terms without further action of the Shareholders or Directors of the Corporation upon the failure of any party to comply with the terms of the escrow agreement incorporated therein.

FURTHER RESOLVED, that the following persons are hereby elected to the positions as set forth below, to serve until their death, disqualification, retirement, or resignation, or until their successors are chosen at the next regular or special meeting of the Board of Directors of the Corporation:

------------------------------------------------------------------------------
 NAME                                   POSITION BELD
------------------------------------------------------------------------------
Robert Alvarez                          President
Robert Alvarez                          Secretary
Robert Alvarez                          Treasurer
------------------------------------------------------------------------------

IN WITNESS THEREOF, this Unanimous Consent of Directors is executed this 22nd day of January, 1995.


BOARD OF DIRECTORS:

Robert Alvarez
--------------------------------
Robert Alvarez

                         CONSENT OF MAJORITY SHAREHOLDER

                      INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned, having a proxy to vote the shares of the Majority Shareholder of International Medical Ventures, Ltd., a Nevada Corporation (the "Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of this special meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes Sections 78.320 (2) and 78.3 75, the following Resolutions and each and every action effected thereby.

RESOLVED,  that  the  minutes  of  the  Special  Meeting  of  the  Corporation's
Shareholders and Directors, dated August 12, 1994, are amended due to a reporting error, to reflect the fact that the meetings were conducted by teleconference between and among the participants of the meetings.

FURTHER RESOLVED, that the minutes of the Special Meetings of the Corporations Shareholders and Directors, dated October 14, 1994, are amended due to a reporting error, to reflect the fact that the meetings were conducted by teleconference between and among the participants of the meetings.

FURTHER RESOLVED, that the Consent of Majority Shareholder of the Corporation, dated January 22, 1995, is amended due to a reporting error, to reflect the fact that J.L. Davis was acting as President of the Corporation for the sole and particular purpose of entering into that certain Agreement Licensing Rights In Exchange For Stock dated January 22, 1995, which agreement shall become null and void according to it's express terms on February 24, 1995 if not closed by that date, having previously resigned her positions as a Director and Officer of the Corporation effective October 14, 1994.

FURTHER RESOLVED, that the issuance from the treasury of the Corporation of 19,000,000 shares of the common capital stock of the Corporation is authorized, for issuance to Associates Consulting Group, a Nevada Corporation, in lieu of payment to Associates Consulting Group of approximately $20,000.00 in expenses paid out on behalf of the Corporation by Associates Consulting Group in furtherance of the Corporation's business objectives.

FURTHER RESOLVED, that the officers of the Corporation are authorized and empowered to direct the Corporation's transfer agent, by letter, to issue said 19,000,000 shares of the common capital stock of the Corporation to Associates Consulting Group, as payment in full settlement of the $20,000.00 owed to it by the Corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholder is executed this 25th day of January, 1995.

Robert Alvarez
--------------------------------
Robert Alvarez
Majority Shareholder

                            SHAREHOLDERS' RESOLUTION

                      INTERNATIONAL MEDICAL VENTURES, LTD.


WHEREAS, the shareholders of International Medical Ventures, Ltd. by this resolution do approve of the resolutions proposed by the directors of the Corporation and set out below, it is hereby:

RESOLVED, that Todd E. Levine, Walter P. Schofler and John R. Greer are elected to the office of director of the Corporation, effective of even date herewith, to serve until their death, retirement, or resignation, or until their successors are chosen at the next annual meeting of the shareholders of the Corporation.


FURTHER RESOLVED, that the resignations of J.L. Davis and Harold Davis as Directors of the Corporation are hereby accepted, effective of even date herewith.


IN WITNESS THEREOF, I have affixed my name as Secretary of International Medical Ventures, Ltd. and have attached the seal of the Corporation to this Resolution.


Dated:  October 14, 1994.

J. L. Davis
--------------------------------
Secretary

(SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING
                  SHAREHOLDERS RESOLUTION AND ELECTING OFFICERS

                      INTERNATIONAL MEDICAL VENTURES, LTD.


AS, the shareholders of International Medical Ventures, Ltd. have given their written consent authorization for the resolutions as set forth below, and

AS, the written consent of the shareholders is now on file in the Corporations minute book, the Board of Directors of International Medical Ventures, Ltd. has hereby:


RESOLVED, that Todd E. Levine, Walter P. Schofler and John R. Greer are elected to the office of director of the Corporation, effective of even date herewith, to serve until their death, retirement, or resignation, or until their successors are chosen at the next annual meeting of the shareholders of the Corporation.

FURTHER RESOLVED, that the resignations of J.L. Davis and Harold Davis as Directors of the Corporation are hereby accepted, effective of even date herewith.

FURTHER RESOLVED, that the following persons are hereby elected to the positions as set forth below, to serve until their death, retirement, or resignation, or until their successors are chosen at the next regular or special meeting of the Board of Directors of the Corporation:

            NAME                            POSITION HELD
            Todd E. Levine                  President
            Walter P. Scholler              Executive Vice President
            John R. Greer                   Vice President
            Marcia L. Levine                Secretary & Treasurer

The undersigned, J.L. Davis, certifies that I am the duly appointed Secretary of International Medical Ventures, Ltd. and that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on October 14, 1994, and that such resolutions are now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of International Medical Ventures, Ltd. and have attached the seal of the Corporation to this Resolution.


Dated: October 14, 1994.

J. L. Davis
--------------------------------
Secretary


(SEAL)

                            SHAREHOLDERS' RESOLUTION

                      INTERNATIONAL MEDICAL VENTURES, LTD.


WHEREAS, the shareholders of International Medical Ventures, Ltd. by this resolution do approve of the resolutions proposed by the directors of the Corporation and set out below, it is hereby:

RESOLVED, that Todd E. Levine, Walter P. Schofler and John R. Greer are elected to the office of director of the Corporation, effective of even date herewith, to serve until their death, retirement, or resignation, or until their successors are chosen at the next annual meeting of the shareholders of the Corporation.


FURTHER RESOLVED, that the resignations of J.L. Davis and Harold Davis as Directors of the Corporation are hereby accepted, effective of even date herewith.


IN WITNESS THEREOF, I have affixed my name as Secretary of International Medical ventures, Ltd. and have attached the seal of the Corporation to this Resolution.


Dated:  October 14, 1994.

J.L.Davis
--------------------------------
Secretary

(SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING
                  SHAREHOLDERS RESOLUTION AND ELECTING OFFICERS

                      INTERNATIONAL MEDICAL VENTURES, LTD.


AS, the shareholders of International Medical Ventures, Ltd. have given their written consent authorization for the resolutions as set forth below, and

AS, the written consent of the shareholders is now on file in the Corporations minute book, the Board of Directors of International Medical Ventures, Ltd. has hereby:


RESOLVED, that Todd E. Levine, Walter P. Schofler and John R. Greer are elected to the office of director of the Corporation, effective of even date herewith, to serve until their death, retirement, or resignation, or until their successors are chosen at the next annual meeting of the shareholders of the Corporation.

FURTHER RESOLVED, that the resignations of J.L. Davis and Harold Davis as Directors of the Corporation are hereby accepted, effective of even date herewith.

FURTHER RESOLVED, that the following persons are hereby elected to the positions as set forth below, to serve until their death, retirement, or resignation, or until their successors are chosen at the next regular or special meeting of the Board of Directors of the Corporation:

            NAME                            POSITION HELD
            Todd E. Levine                  President
            Walter P. Scholler              Executive Vice President
            John R. Greer                   Vice President
            Marcia L. Levine                Secretary & Treasurer

The undersigned, J.L. Davis, certifies that I am the duly appointed Secretary of International Medical Ventures, Ltd. and that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on October 14, 1994, and that such resolutions are now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of International Medical Ventures, Ltd. and have attached the seal of the Corporation to this Resolution.


Dated: October 14, 1994.

J.L. Davis
--------------------------------
Secretary


(SEAL)

                         BOARD OF DIRECTORS' RESOLUTION
                 ADVISING OF SPECIAL MEETING OF SHAREHOLDERS

                      INTERNATIONAL MEDICAL VENTURES, LTD.

By a duly made and seconded motion, a majority of the directors of the Board of Directors of International Medical Ventures, Ltd. voted to adopt the following resolutions:

RESOLVED, that the President of the Corporation cal I a special meeting of the Corporation's shareholders, to be held at the principal offices of the corporation on October 14, 1994 at 9AM to elect new Directors of the Corporation, and the President of the Corporation is hereby directed to require the Secretary of the Corporation to give notice of the special meeting to shareholders in accordance with the Articles and Bylaws of this Corporation.

The undersigned, J.L. Davis, certifies that I am the duly appointed Secretary of International Medical Ventures, Ltd. and that the above is a true and correct copy of a resolution duly adopted at a special meeting of the directors thereof, duly held and convened in accordance with law and the Bylaws of said Corporation on September 30, 1994, and that such resolution is now in fall force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of International Medical Ventures, Ltd. and have attached the seal of the Corporation to this Resolution.



Dated:  September 30, 1994.


J.L. Davis
--------------------------------
Secretary


(SEAL)

                     BOARD OF DIRECTORS' RESOLUTION ADOPTING
                     AMENDMENT TO ARTICLES OF INCORPORATION

                             COMSTOCK SOUTH AMERICA

AS, the shareholders of Comstock South America have given their written consent authorization for the resolutions as set forth below, and

WHEREAS, the written consent of the shareholders is now on file in the Corporation's minute book, the Board of Directors of Comstock South America has hereby:

RESOLVED, that the Articles Of Incorporation of the Corporation are amended to read as follows:

                               ARTICLE ONE. (NAME)
                               -----------

The name of the Corporation is INTERNATIONAL MEDICAL VENTURES, LTD.

                         ARTICLE FOUR. (CAPITAL STOCK).
                         ------------

The amount of authorized capital stock of the Corporation is one hundred million (100,000,000) shares of common stock and thirty million (30,000,000) shares of preferred stock.

The aggregate number of shares of common stock which this Corporation shall have authority to issue is one hundred million (100,000,000) shares at par value of one-tenth of one cent ($0.001) per share. The common stock of the corporation that is issued and outstanding shall be entitled to vote five (500%) percent of the shareholder voting rights. Each shareholder of common stock shall be entitled to one vote for each share of common stock held.

The aggregate number of shares of preferred stock which this Corporation shall have authority to issue shall be thirty million (30,000,000) shares at par value of one tenth of one cent ($0.001) per share. The preferred stock shall be divided into Series "A", Series "B". Series "C", and Series "D" preferred stock, which shall have all the same rights and privileges except voting rights as expressly set forth below:

(a) Series A preferred shares, which shall consist of ten million (10,000,000) shares, shall have no voting rights.

(b)   Series  B  prefer-red   shares,   which  shall   consist  of  ten  million
      (10,000,000) shares, shall have no voting rights.

(c) Series C preferred shares, which shall consist of nine million nine hundred and ninety thousand (9,990,000) shares, shall have no voting rights.

(d) Series D preferred shares, which shall consist of ten thousand (10,000) shares, shall be entitled to vote fifty (501%) percent of the stockholder voting rights. Each holder of preferred stock, Series D, shall be entitled to one vote for each share of preferred stock, Series D, held.

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay debts of the Corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

The undersigned, J.L. Davis, certifies that I am the duly appointed Secretary of Comstock South America and that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on August 12, 1994, and that such resolutions are now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of Comstock South America and have attached the seal of the Corporation to this Resolution.


Dated:  August 12, 1994.


J.L. Davis
----------------------------------------
Secretary


(SEAL)

                            SHARE HOLDERS' RESOLUTION
                APPROVING AMENDMENT TO ARTICLES OF INCORPORATION

                             COMSTOCK SOUTH AMERICA

WHEREAS, the Board of Directors of Comstock South America has voted in favor of the resolutions as set forth below, and

WHEREAS, the shareholders of Comstock South America by this resolution do approve of the resolutions proposed by the directors and set out below, it is hereby:

RESOLVED, that the Articles of Incorporation of the Corporation are amended to read as follows:
                               ARTICLE ONE. (NAME)
                               -----------

The name of the Corporation is INTERNATIONAL MEDICAL VENTURES, LTD.

                         ARTICLE FOUR. (CAPITAL STOCK).
                         ------------

The amount of authorized capital stock of the Corporation is one hundred million (100,000,000) shares of common stock and thirty million (30,000,000) shares of preferred stock.

The aggregate number of shares of common stock which this Corporation shall have authority to issue is one hundred million (100,000,000) shares at par value of one-tenth of one cent ($0. 001) per share. The common stock of the corporation that is issued and outstanding shall be entitled to vote fifty (50%) percent of the shareholder voting rights. Each shareholder of common stock shall be entitled to one vote for each share of common stock held.

The aggregate number of shares of preferred stock which this Corporation shall have authority to issue shall be thirty million (30,000,000) shares at par value of one tenth of one cent ($0.001) per share. The preferred stock shall be divided into Series "A!', Series "B", Series "C", and Series "D" preferred stock, which shall have all the same rights and privileges except voting rights as expressly set forth below:

(a) Series A preferred shares, which shaft consist of ten million (IO, 000, 000) shares, shall have no voting rights.

(b) Series B preferred shares, which shall consist of ten million (10,000,000) shares, shall have no voting rights.

(c) Series C preferred shares, which shall consist of nine million nine hundred and ninety thousand (9,990,000) shares, shall have no voting rights.

(d) Series D preferred shares, which shall consist of ten thousand (10,000) shares, shall be entitled to vote fifty (500%) percent of the stockholder voting rights. Each holder of preferred stock, Series D, shall be entitled to one vote for each share of preferred stock, Series D, held.

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay debts of the Corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

IT IS FURTHER RESOLVED, that the shareholders by this resolution do hereby authorize and direct the Chairperson and Secretary of this meeting to make, execute and acknowledge a sealed certificate of the Corporation setting out the above resolutions and to do everything necessary for the certificate to be filed with the appropriate State office.

IT IS FURTHER RESOLVED, that, once the amendment has been filed and recorded with the appropriate State office, duplicate copies of the amendment as returned by the appropriate State official shall be attached to the minutes of this meeting.

IN WITNESS OF, I have affixed my name as Secretary of Comstock South America and have attached the seal of the Corporation to this Resolution.

Dated:  August 12, 1994.



J.L.Davis
----------------------------------------
Secretary




(SEAL)

                         BOARD OF DIRECTORS' RESOLUTION
               ADVISING OF AMENDMENT TO ARTICLES OF INCORPORATION

                             COMSTOCK SOUTH AMERICA


By a duly made and seconded motion, a majority of the directors of the Board of Directors of Comstock South America, voted to adopt the following resolutions:


RESOLVED, that the Board of Directors of Comstock South America considers it in the best interests of the Corporation to amend Article One and Article Four of the Articles of Incorporation to read as follows:

                               ARTICLE ONE. (NAME)
                               -----------

The name of the Corporation is INTERNATIONAL MEDICAL VENTURES, LTD.

                         ARTICLE FOUR. (CAPITAL STOCK).
                         ------------

The amount of authorized capital stock of the Corporation is one hundred million (100,000,000) shares of common stock and thirty million (30,000,000) shares of preferred stock.

The aggregate number of shares of common stock which this Corporation shall have authority to issue is one hundred million (100,000,000) shares at par value of one-tenth of one cent ($0. 00 1) per share. The common stock of the corporation that is issued and outstanding shall be entitled to vote fifty (50%) percent of the shareholder voting rights. Each shareholder of common stock shall be entitled to one vote for each share of common stock held.

The aggregate number of shares of preferred stock which this Corporation shall have authority to issue shall be thirty million ( 30,000,000) shares at par value of one tenth of one cent ($0.001) per share. The preferred stock shall be divided into Series "A", Series "B", Series "C", and Series "D" preferred stock, which shall have all the same rights and privileges except voting rights as expressly set forth below:

(a) Series A preferred shares, which shall consist of ten million (10,000,000) shares, shall have no voting rights.

(b) Series B preferred shares, which shall consist of ten million (10,000,000) shares, shall have no voting rights.

(c) Series C preferred shares, which shall consist of nine million nine hundred and ninety thousand (9,990,000) shares, shall have no voting rights.

(d) Series D preferred shares, which shall consist of ten thousand (10,000) shares, shall be entitled to vote fifty (50%) percent of the stockholder voting rights. Each holder of preferred stock, Series D, shall be entitled to one vote for each share of preferred stock, Series D, held.

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay debts of the Corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

And it is FURTHER RESOLVED, that the President of the Corporation call a special meeting of the Corporations shareholders, to be held at the principal offices of the corporation on August 12, 1994 at 9AM to consider and vote upon the above resolutions, and to obtain the written consent for the above resolutions of stockholders holding at least a majority of the voting power of the issued and outstanding stock, and the President of the Corporation is hereby directed to require the Secretary of the Corporation to give notice of the special meeting to shareholders in accordance with the Articles and Bylaws of this Corporation.

The undersigned, J.L. Davis, certifies that I am the duly appointed Secretary of Comstock South America and that the above is a true and correct copy of a resolution duly adopted at a special meeting of the directors thereof, duly held and convened in accordance with law and the Bylaws of said Corporation on July 29, 1994, and that such resolution is now in full force and effect.

IN WITNESS THEREOF, I have affixed my name as Secretary of Comstock South America and have attached the seal of the Corporation to this Resolution.


Dated:  July 29, 1994.

J.L.Davis
----------------------------------------
Secretary
(SEAL)

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                           IN LIEU OF SPECIAL MEETING

                                  June 29, 1994

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of a special meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the Board of Directors of the Corporation recommend to the shareholders of the Corporation that shareholder action be taken to amend the Articles of Incorporation to- correctly state the par value of the Corporation's shares of common stock at one mil ($0.001) per share.

FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the Corporation to effect the foregoing resolution are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Special Meeting is executed as of the 29th day of June, 1994.

BOARD OF DIRECTORS:

J.L. Davis
--------------------------------
J.L. Davis


Harold A. Davis
--------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                           IN LIEU OF SPECIAL MEETING

                                  June 29, 1994

The undersigned, being the Majority Shareholder of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of a special meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the majority shareholder if the corporation ratifies and approves the proposed amendment to the Articles of Incorporation of the Corporation to correctly state the par value of the Corporation's shares of common stock at one mill ($0.001) per share.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors and/or the officers of the Corporation to effect the foregoing resolution are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Special Meeting is executed as of the 29th day of June, 1994.

MAJORITY SHAREHOLDER:

J.L. Davis
--------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 3, 1994

The undersigned, being all of, the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

1. REPORT TO SHAREHOLDERS. The Board of Directors and officers of the Corporation reported that, at this time, they feel that they should seek legal advice to determine what can be done to rectify the situation regarding the distribution of shares of the Corporation's Common Stock as a dividend to certain minority shareholders of American Pre-Paid Legal Services, Inc., a Colorado corporation, which shares have not been registered. The corporation has not yet raised sufficient funds to register such shares. in addition, the Corporation has yet to find a suitable candidate for merger or acquisition that has any type of mining or other business. The Board of Directors of the Corporation believes that it is in the best interest of the Corporation to pursue a merger into another non-mining related company, in an uptrend type of business and intends to pursue such a possibility vigorously.

2. ELECTION OF OFFICERS. RESOLVED, that J. L. Davis be, and she hereby is, elected to the offices of President, Secretary and Treasurer of the Corporation, to serve in such positions until her respective successors are elected and qualified or until her earlier death, resignation, retirement, disqualification or removal from off ice, Harold A. Davis choosing at this time not to stand for re-election as President in order that he might pursue other business interests.

      FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the corporation since the last annual meeting of the Board of Directors, of the Corporation are hereby ratified, approved and adopted as the acts of the corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 3rd day of January, 1994.

BOARD OF DIRECTORS:



J.L. Davis
----------------------------------------
J.L. Davis


Harold A. Davis
----------------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 3, 1994

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the majority shareholder of the Corporation ratifies and approves the actions of the Corporation's Board of Directors in seeking legal advice regarding registration of the Corporation's Common stock, and to consider ceding control in a merger with a company not related to the mining industry, hopefully with an uptrend operating company in-some other field.

FURTHER RESOLVED, that J.L. Davis and Harold A. Davis be, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 3rd day of January, 1994.

MAJORITY SHAREHOLDER:


J.L. Davis
--------------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 4, 1993

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation") , hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

1. Report to Shareholders. The Board o f Directors and Officers of the Corporation reported that they are unable to commence any type of mining operations of the Corporation until the necessary funds can be raised to register the shares of Common Stock of the Corporation previously dividended to the approximately 500 minority shareholders of American Pre-Paid Legal Services, Inc., a Colorado Corporation, and a public market can be established for the Corporation's shares. The Board of Directors believes that if the Corporation's Stock is being publicly traded on an exchange, the Corporation may then be able to carry out a private placement or otherwise secure additional financing. In addition, it was reported that the Corporation has not yet acquired any Mexican tailing piles nor platinum or other precious metal-bearing properties for the purpose of commencing operations and/or production.

2. Election of officers. RESOLVED, that Harold A. Davis be, and he hereby is, elected to the office of President of the Corporation, and that J.L. Davis be, and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such position until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the c orporation since the last annual meeting of the Board of Directors of the Corporation are hereby ratified, approved and adopted as the acts of the corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 4th day of January, 1993.


BOARD OF DIRECTORS:




J.L. Davis
---------------------------------
J.L. Davis


Harold A. Davis
---------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                              (Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 4, 1993

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the majority shareholder of the Corporation ratifies and approves the actions of the Corporation's Board of Directors in continuing to work with American Pre-Paid Legal Services, Inc., a Colorado corporation, to find the most expeditious way to register the Corporation's Common Stock, and in continuing to seek capital for the purchase of equipment for a tailings pile and/or piles located in Mexico in order to commence production more quickly. The Corporation is also pursuing claims containing precious metals of the platinum family and other precious metal properties.

FURTHER RESOLVED, that J.L. Davis and Harold A. Davis be, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 4th day of January, 1993.

MAJORITY SHAREHOLDER:


J.L. Davis
--------------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 6, 1992

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

1. REPORT TO SHAREHOLDERS. The Board of Directors and Officers of the Corporation reported that they are continuing to seek the acquisition of mining properties especially in the platinum family of precious metals, and/or mining claims and/or tailing piles in Mexico and South America in addition, it was reported that the Corporation has not yet raised sufficient funds to commence any type of production or to register the shares of Common Stock earlier dividended to approximately 500 minority shareholders of American Pre-Paid Legal Services, Inc., a Colorado corporation. It was reported that it is imperative that any required registration statements or other documents be filed before the Corporation can trade shares publicly.

2 . ELECTION OF OFFICERS. RESOLVED, that Harold A. Davis be, and he hereby is, elected to the off ice of President of the Corporation, and that J.L. Davis be, and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such position until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the Corporation since the last annual meeting of the Board of Directors of the Corporation are. hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 6th day of January, 1992.


BOARD OF DIRECTORS:


J.L. Davis
---------------------------------
J.L. Davis


Harold A. Davis
---------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 6, 1992

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation") , hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that the majority shareholder of the Corporation ratifies and approves the continued efforts of the Board of Directors of the Corporation to seek mining properties, especially in the platinum family of precious metals, and/or mining claims and/or tailing operations for the Corporation.

ESOLVED, that J.L. Davis and Harold A. Davis be,, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 6th day of January, 1992.

MAJORITY SHAREHOLDER:


J.L. Davis
--------------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 7, 1991

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation") , hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that after pursuing several different publicly held, and OTC-traded companies, the majority shareholder of the Corporation ratifies and approves the actions of the Corporation's Board of Directors in forming a relationship with American Pre-Paid Legal Services, Inc., a Colorado corporation, to render business assistance to the Corporation.

RESOLVED, that J.L. Davis and Harold A. Davis be, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratif ied, approved and adopted as the acts of the Corporation.


IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 7th day of January, 1991.

MAJORITY SHAREHOLDER:


J.L. Davis
---------------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 7, 1991

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

1. Report to Shareholders. The Board of Directors and Officers of the Corporation reported that, after pursuing several different public OTC-traded companies, they have located a publicly-held company, American Pre-Paid Legal Services, Inc., a Colorado corporation, which has shown interest in helping the Corporation locate a possible merger or acquisition candidate and in otherwise assisting the Corporation in its endeavors, and that the of f icers and Directors plan to continue to seek other corporations which would be suitable candidates for merger with, or acquisition by, the Corporation. In addition, it was reported that the
      Corporation has not yet raised sufficient funds to commence the contemplated initial public offering of the Corporation's common stock.

2. Election of officers. RESOLVED, that Harold A. Davis be, and he hereby is, elected to the office of President of the Corporation, and that J.L. Davis be, and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such position until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.


      FURTHER RESOLVED that any and all actions taken by the Officers of the Corporation for and on behalf of the corporation since the last annual meeting of the Board of Directors of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 7th day of January, 1991.

BOARD OF DIRECTORS:


J.L. Davis
----------------------------------------
J.L. Davis


Harold A. Davis
----------------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

              UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF SPECIAL
                              MEETING OF DIRECTORS

                                 January 7, l99l

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects, and purposes of a special meeting of the Directors of the Corporation and hereby adopt, by this written Consent, pursuant to Nevada Revised Statutes 78.375, the following resolutions and each and every action effected thereby:

WHEREAS, the Board of Directors of the Corporation deems it to be advisable and in the best interest of the Corporation to pursue at this time acquisition of old mines, tailing piles and/or milling operations and also to pursue operations related to the platinum family of precious metals. In addition, the Corporation is evaluating Mexico and South America as to potential mining claims for the purpose of commencing some type of platinum and other precious metals mining enterprises; and

WHEREAS, the Board of Directors of the Corporation also deems it to be advisable and in the best interest of the Corporation to evaluate other businesses for possible acquisition by the Corporation; and

WHEREAS, after pursuing several possible public company merger or acquisition partners, the Board of Directors of the Corporation deems it to be advisable and in the best interest of the Corporation for the Corporation to engage the assistance of certain financial consulting personnel of American Pre-Paid Legal Services, Inc., a Colorado Corporation ("American Pre-Paid"), for the purpose of assisting the Corporation in finding a suitable merger partner and/or to merge the Corporation with American Pre-Paid, so that the Corporation would become a public company by reverse merger, which could assist the corporation in acquiring an operation business in exchange for stock, and to offer to American Pre-Paid, in advance, its fees of $5,207.50 in the form of 52,075 shares of the Corporation's Common Stock at an agreed value of $0.10 per share, to be distributed to the minority shareholders of American Pre-Paid; and

WHEREAS, the Corporation has so far, after pursuing several public OTC-traded companies, not been able to find on its own a suitable candidate public company for merger or acquisition, after a great deal of effort by its Directors, officers and shareholders, and

WHEREAS, the Corporation's Board of Directors believes that the Corporation's goals are best served by the Corporation becoming a public company, but not having the funds needed to do an initial public offering, and the Corporation owing American Pre-Paid certain fees for its efforts to locate a merger or acquisition candidate on behalf of the Corporation, the Corporation has offered, and American Pre-Paid has agreed to accept, shares of Common Stock of the Corporation as payment for its shareholders as a dividend, and agreeing that the Corporation will register such shares, and will pay all expenses of such registration, by filing such registration statements as may be required by the U.S. Securities and Exchange commission or any other federal or state regulatory authorities;

NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby issue to American Pre-Paid shares of the Corporation f s common stock, in payment for American PrePaid's services to the Corporation, in the amount of one share of Common Stock for every 100 shares of the Common Stock of American Pre-Paid issued and outstanding, or a total of 30,250 shares of Common Stock of the Corporation; and

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


FURTHER RESOLVED, that due to potential existence of numerous small odd lots of shares of the Common Stock of the Corporation to be held by the shareholders of American Pre-Paid, and in order to insure that all shares of Common Stock of the Corporation will be held in whole lots of not less than 100 shares each, that a total of 52,075 shares of Common Stock of the Corporation be issued to American Pre-Paid for distribution to its shareholders as described above (including the 30,250 shares described above), and that all of such shares shall be deemed to be issued, outstanding, fully paid and non-assessable shares of Common Stock of the Corporation; and

FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to issue such stock certificates, and to do such other things, as may be necessary or advisable to carry out the purposes of the foregoing resolutions.

IN WITNESS WHEREOF this Unanimous Consent of Directors in Lieu of Special meeting is executed to be effective as of January 7, 1991.

BOARD OF DIRECTORS:


J.L. Davis
----------------------------------------
J.L. Davis


Harold A. Davis
----------------------------------------
Harold A. Davis

































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


                             COMSTOCK SOUTH AMERICA
                             (A Nevada corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 1, 1990

The undersigned, being all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375 RESOLVED, the following Resolutions and each and every action effected thereby:

RESOLVED, that Harold A. Davis be, and he hereby is, elected to the office of President of the Corporation, and that J. L. Davis be, and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such position until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that the Board of Directors of the Corporation has elected to issue, if found to be necessary,, additional shares of the Common Stock of the corporation, in amounts to be determined at the discretion of the Board of Directors, to individuals, who can offer their assistance in pursuing an operating company as a merger or acquisition partner for the Corporation; and that the Corporation pursue negotiations with Mr. Raymond Derr regarding possible initiation of several large tailings operations in Mexico by the Corporation.

FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the corporation since the last 'annual meeting of the Board of Directors of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 1st day of January, 1990.

BOARD OF DIRECTORS:\

J.L. Davis
----------------------------------------
J.L. Davis


Harold A. Davis
----------------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

                                 January 1, 1990

The undersigned, being the Majority Shareholder of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time,, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that J.L. Davis and Harold A. Davis be, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the ist day of January, 1990.


MAJORITY SHAREHOLDER:

J.L. Davis
------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         UNANIMOUS CONSENT OF DIRECTORS
                            IN LIEU OF ANNUAL MEETING

                                 January 2, 1989

The undersigned, being- all of the Directors of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waive all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Directors of the Corporation and hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that Harold A. Davis be, and he hereby is, elected to the office of President of the Corporation, and that J.L. Davis be, and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such. position until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Officers of the Corporation for and on behalf of the Corporation since the last annual meeting of the Board of Directors of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation.

IN WITNESS WHEREOF, this Unanimous Consent of Directors in Lieu of Annual Meeting is executed as of the 2nd day of January, 1989.

BOARD OF DIRECTORS:

J.L. Davis
----------------------------------------
J.L. Davis


Harold A. Davis
----------------------------------------
Harold A. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                         CONSENT OF MAJORITY SHAREHOLDER
                            IN LIEU OF ANNUAL MEETING

January 2, 1989

The undersigned, being the Majority Shareholder of Comstock South America, a Nevada Corporation (the "Corporation"), hereby waives all statutory and bylaw requirements as to the call, notice of time, place, objects and purposes of the annual meeting of the Shareholders of the Corporation and hereby adopts, by this written consent pursuant to Nevada Revised Statutes 78.320(2) and 78.375, the following Resolutions and each and every action effected thereby:

RESOLVED, that J.L. Davis and Harold A. Davis be, and each of them hereby is, elected to the Board of Directors of the Corporation, each to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

FURTHER RESOLVED, that any and all actions taken by the Board of Directors of the Corporation for and on behalf of the Corporation since the last annual meeting of the Shareholders of the Corporation are hereby ratified, approved and adopted as the acts of the Corporation. IN WITNESS WHEREOF, this Consent of Majority Shareholder in Lieu of Annual Meeting is executed as of the 2nd day of January, 1989.


MAJORITY SHAREHOLDERS:


J.L. Davis
--------------------------------
J.L. Davis

                             COMSTOCK SOUTH AMERICA
                             (A Nevada Corporation)

                       CONSENT OF SOLE DIRECTOR IN LIEU OF
                       ORGANIZATIONAL MEETING OF DIRECTORS

                                November 10, 1988

The undersigned, being the sole Director of Comstock South America, a Nevada Corporation (the "Corporation") , hereby waives all statutory and bylaw requirements as to- the call, notice of time, place, objects and purposes of the initial meeting of the Directors of the Corporation and does hereby adopt, by this written consent pursuant to Nevada Revised Statutes 78.375, the following resolutions and each and every action effected thereby:

1. CONVENING OF MEETING. The organizational meeting of the initial Board of Directors of the corporation was held effective as of November 10, 1988. The initial Directors of the Corporation, Michael Berryman, Bill R. Presley and Allen A. Fecht, were named to be the initial Directors in the Articles of Incorporation of the Corporation. Each initial Director has declined to accept the office of Director of the Corporation, and the Incorporator of the Corporation has named J.L. Davis to be the sole Director of the Corporation.

2. PURPOSE OF THE CORPORATION. The sole Director of the Corporation stated for the record that the specific purpose of the Corporation is to engage in the mining business, specifically production from old mines and from tailings from previous mining and milling operations, especially from the platinum family of precious metals, and to acquire platinum-producing properties in Mexico and South America by purchase and/or lease from individuals and/or government agencies.

3. ARTICLES OF INCORPORATION. WHEREAS, the Articles of Incorporation of the Corporation having been filed in the office of the Secretary of State of Nevada on March 8, 1988, and a Certificate of Incorporation having been issued that same day;

      RESOLVED, that the Articles of Incorporation of the corporation, as approved by the Secretary of State of Nevada, be, and the same hereby are, approved, ratified, and adopted, and the Secretary of the Corporation be, and she is hereby authorized to insert a file marked copy of such Articles of Incorporation in the Minute Book of the Corporation as -part of the official Corporate Records of the Corporation.

4. BYLAWS. WHEREAS, a form of Bylaws has been presented to the initial Director for approval for the purpose of regulating and managing the affairs of the Corporation;

      RESOLVED, that the Bylaws submitted to and reviewed by the Director of the Corporation be, and the same hereby are, approved, ratified and adopted as the Bylaws of the Corporation; and that the Secretary be, and she is hereby instructed to cause the same to be inserted in the Minute Book of the Corporation as a part of the official Corporate Records of the Corporation.

5. MINUTE BOOK. WHEREAS, the Director of the Corporation has obtained a Minute Bock for the Corporation containing a copy of the Articles of Incorporation and Bylaws previously approved, to be used for the purpose of maintaining the Corporate books and records of the Corporation;

      RESOLVED, that; (i) the Minute Book presented to the meeting be, and the same is hereby, approved and adopted as the Minute Book of the Corporation and the actions of the Secretary in inserting therein the Articles of Incorporation, and the Certificate of Incorporation and the Bylaws are hereby ratified and approved; and (ii) the Secretary is instructed to authenticate the Minute Book, and to retain custody of it, and to insert therein, the Minutes of this meeting and of other proceedings of the Shareholders and Directors as the same may occur and be formally documented.

6.    SEAL.  WHEREAS,  the Director of the  corporation has obtained a form of
      Corporate   Seal  designed  in   accordance   with  the  Bylaws  of  the
      corporation;

      RESOLVED, that the Corporate Seal, an impression of which appears on the margin of these minutes, be, and the same is hereby, approved and adopted as the Corporate Seal of the Corporation.
                                                                          [SEAL]

7. CERTIFICATES. WHEREAS, the Director of the Corporation has obtained a form of Stock Certificate designed in accordance with the Bylaws of the Corporation to be used to represent shares to be issued by the Corporation;

      RESOLVED, that the form of Stock Certificate obtained by the Director of the Corporation be, and it is hereby, approved and adopted as the form of Stock Certificate of the Corporation, a specimen example of which is attached to this consent as Exhibit "All and incorporated by reference herein; and that the same be ke t and maintained at the registered office of the Corporation, or otherwise as the Board of Directors may from time to time determine.

8. ELECTION OF OFFICERS. RESOLVED, that Harold A. Davis be, and he hereby is, elected to the office of President of the Corporation, and that J.L. Davis be.- and she hereby is, elected to the offices of Secretary and Treasurer of the Corporation, each to serve in such positions until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.

9. ISSUANCE OF INITIAL SHARES. WHEREAS, the Corporation has received an offer to purchase shares of its Common Stock for the following consideration:


       OFFERER      NO. OF SHARES     CONSIDERATION
       -------      -------------     -------------
       J.L. Davis   2,452,925         Cash and/or Labor done and necessary to
                                      the Corporation of the value of $2,600.00

      RESOLVED, that the foregoing offer to purchase shares of the Corporation's Common Stock is accepted and that the foregoing shares of the Corporation's authorized Common stock be Issued for the consideration set forth above, consisting of money paid, labor done and necessary to the Corporation, or property actually received and valued as above In the judgment of the Board of Directors, and of the $2,600.00 received, all shall be designated as Stated capital or the Corporation.

IN WITNESS WHEREOF, this Consent of sole Director in Lieu of Organizational Meeting is executed to be effective as of November 10, l988.

SOLE DIRECTOR:

J.L. Davis
--------------------------------
J.L. Davis